Exhibit 10.4

GROUPON, INC.

NOTICE OF GRANT OF STOCK OPTION

The Optionee has been granted an option (the “Option”) to purchase certain shares of Stock of Groupon, Inc. pursuant to the Groupon, Inc. 2010 Stock Plan (the “Plan”), as follows:

Optionee:

Date of Grant:

Number of Option Shares:	Shares of Nonvoting Common Stock

Exercise Price:	$

Initial Vesting Date:	The date one (1) year after [insert vesting commencement date]

Option Expiration Date:	The date ten (10) years after the Date of Grant

Tax Status of Option:	Stock Option. (Enter “Incentive” or “Nonstatutory.” If blank, the Option will be a Nonstatutory Stock Option.)

Vested Shares:

Except as provided in the Stock Option Agreement, the number of Vested Shares (disregarding any resulting fractional share) as of any date is determined by multiplying the Number of Option Shares by the “Vested Ratio” determined as of such date as follows:

Vested Ratio
	Prior to Initial Vesting Date	0

	On Initial Vesting Date, provided the Optionee’s Service has not terminated prior to such date	1/4

Plus

	For each additional full year of the Optionee’s continuous Service from Initial Vesting Date	1/4

The Exercise Price represents an amount the Company believes to be no less than the fair market value of a share of Stock as of the Date of Grant, determined in good faith in compliance with the requirements of Section 409A of the Code.  However, there is no guarantee that the Internal Revenue Service will agree with the Company’s determination.  A subsequent IRS determination that the Exercise Price is less than such fair market value could result in adverse tax consequences to the Optionee.  By signing below, the Optionee agrees that the Company, its directors, officers and shareholders shall not be held liable for any tax, penalty, interest or cost incurred by the Optionee as a result of such determination by the IRS.  The Optionee is urged to consult with his or her own tax advisor regarding the tax consequences of the Option, including the application of Section 409A.

By their signatures below, the Company and the Optionee agree that the Option is governed by this Grant Notice and by the provisions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.  The Optionee acknowledges receipt of copies of the Plan and the Stock Option Agreement, represents that the Optionee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions.

GROUPON, INC.	OPTIONEE

By:
Signature
Its:
Date
Address:
Address

ATTACHMENTS:                                             2010 Stock Plan; Stock Option Agreement and Exercise Notice

ATTACHMENT I

GROUPON, INC. STOCK OPTION AGREEMENT

GROUPON, INC.

STOCK OPTION AGREEMENT

The Company has granted to the Optionee, pursuant to a Stock Option Grant Notice (the “Grant Notice”) and the Company’s 2010 Stock Option Plan (the “Plan”), an Option to purchase certain shares of Stock, upon the terms and conditions set forth in this Stock Option Agreement (the “Option Agreement”).  The Option shall in all respects be subject to the terms and conditions of the Grant Notice and the Plan, the provisions of which are incorporated herein by reference.

1.                                      DEFINITIONS AND CONSTRUCTION.

1.1                                Definitions.  Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.

1.2                                Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2.                                      TAX CONSEQUENCES.

2.1                                Tax Status of Option.  As indicated in the Grant Notice, the Option is intended to be either an Incentive Stock Option within the meaning of Section 422(b) of the Code or a Nonstatutory Stock Option, which is not intended to qualify as an Incentive Stock Option.  The Optionee should consult with the Optionee’s own tax advisor regarding the tax effects of the Option (and any requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements).

2.2                                Fair Market Value Limitation.  If the Option is designated an Incentive Stock Option in the Grant Notice, to the extent that the Option (together with all Incentive Stock Options granted to the Optionee under all stock option plans of the Participating Company Group, including the Plan) becomes exercisable for the first time during any calendar year for shares having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount will be treated as Nonstatutory Stock Options.  For purposes of this Section 2.2, options designated as Incentive Stock Options are taken into account in the order in which they were granted, and the Fair Market Value of stock is determined as of the time the option with respect to such stock is granted.  If the Code is amended to provide for a different limitation from that set forth in this Section 2.2, such different limitation shall be deemed incorporated herein effective as of the date required or permitted by such amendment to the Code.  If the Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 2.2, the Optionee may designate which portion of such Option the Optionee is exercising.  In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first.  Separate certificates representing each such portion shall be issued upon the exercise of the Option.  [NOTE TO OPTIONEE:  If the aggregate Exercise Price of the

Option (that is, the Exercise Price multiplied by the Number of Option Shares) plus the aggregate exercise price of any other Incentive Stock Options you hold (whether granted pursuant to the Plan or any other stock option plan of the Participating Company Group) is greater than $100,000, you should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an Incentive Stock Option.]

3.                                      EXERCISE OF THE OPTION.

3.1                                Right to Exercise.  Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option (as provided in Section 5) in an amount not to exceed the Number of Option Shares multiplied by the Vested Ratio less the number of shares previously acquired upon exercise of the Option, subject to the Optionee’s agreement that any shares purchased upon exercise are subject to the Company’s Right of First Refusal and Vested Share Repurchase Option (as such terms are defined herein).

3.2                                Method of Exercise.  Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee’s investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement.  The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 5, accompanied by (i) full payment of the aggregate Exercise Price for the number of shares of Stock being purchased and (ii) an executed copy, if required herein, of the then current forms of escrow and security agreement referenced below.  The Option shall be deemed to be exercised upon receipt by the Company of such written notice, the aggregate Exercise Price, and, if required by the Company, such executed agreements.

3.3                                Payment of Exercise Price.

(a)                                 Forms of Consideration Authorized.  Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of whole shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 3.3(b), (iv) if permitted by the Company at the time of exercise, by means of a promissory note, or (v) by any combination of the foregoing.

(b)                                Limitations on Forms of Consideration.

(i)                                     Tender of Stock.  Notwithstanding the foregoing, the Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender, or attestation to the ownership, of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.  The Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

(ii)                                 Cashless Exercise.  A “Cashless Exercise” means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System).  The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to decline to approve or terminate any such program or procedure.  Generally, and without limiting the Company’s absolute discretion, a “cashless exercise” will only be permitted at such times in which the shares underlying the Option are publicly traded.

(iii)                              Payment by Promissory Note.  No promissory note shall be permitted if an exercise of the Option using a promissory note would be a violation of any law.  Unless otherwise specified by the Board at the time the Option is granted, the promissory note permitted in clause (iv) of Section 3.3(a) shall be a full recourse note in a form satisfactory to the Company.  Such recourse promissory note shall be secured by the shares of Stock acquired pursuant to the then current form of security agreement as approved by the Company.  At any time the Company is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company’s securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.  The Company in its sole discretion, may require the Optionee to pay the unpaid principal balance of the promissory note and any accrued interest thereon upon termination of the Optionee’s Service with the Participating Company Group for any reason, with or without cause.

3.4                                Tax Withholding.  At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option.  The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied.  Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.

3.5                                Certificate Registration.  Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, the Optionee’s heirs.

3.6                                Restrictions on Grant of the Option and Issuance of Shares.  The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities.  The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed.  In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED.  ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

3.7                                Fractional Shares.  The Company shall not be required to issue fractional shares upon the exercise of the Option.

4.                                      NONTRANSFERABILITY OF THE OPTION.

The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee’s guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.  Following the death of the Optionee, the Option, to the extent provided in Section 6, may be exercised by the Optionee’s legal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.

5.                                      TERMINATION OF THE OPTION.

The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee’s Service as described in Section 6, or (c) pursuant to a Change in Control, to the extent provided in the Plan.

6.                                      EFFECT OF TERMINATION OF SERVICE.

6.1                                Option Exercisability.

(a)                                 Disability.  If the Optionee’s Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal representative) at any time prior to the expiration of six (6) months after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.  [NOTE:  If an Incentive Stock Option is exercised more than three (3) months after the date on which the Optionee’s Service as an Employee terminated as a result of a Disability other than a permanent and total disability as defined in Section 22(e)(3) of the Code, the Option will be treated as a Nonstatutory Stock Option and not as an Incentive Stock Option to the extent required by Section 422 of the Code.]

(b)                                Death.  If the Optionee’s Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee’s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee’s death at any time prior to the expiration of six (6) months after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.  The Optionee’s Service shall be deemed to have terminated on account of death if the Optionee dies within thirty (30) days after the Optionee’s termination of Service.

(c)                                 Other Termination of Service.  If the Optionee’s Service with the Participating Company Group terminates for any reason, except Disability, or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee’s Service terminated, may be exercised by the Optionee within thirty (30) days (or such other longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.

6.2                                Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 6.1 is prevented by the provisions of Section 3.6, the Option shall remain exercisable until thirty (30) days after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.  The Company makes no representation as to the tax consequences of any such delayed exercise.  The Optionee should consult with the Optionee’s own tax advisor as to the tax consequences of any such delayed exercise.

6.3                                Extension if Optionee Subject to Section 16(b).  Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee’s termination of Service, or (iii) the Option Expiration Date.  The Company makes no representation as to the tax consequences of any such delayed exercise.  The Optionee should consult with the Optionee’s own tax advisor as to the tax consequences of any such delayed exercise.

7.                                      RIGHTS AS A STOCKHOLDER, EMPLOYEE OR CONSULTANT.

The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2 of the Plan.  If the Optionee is an Employee, the Optionee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Optionee, the Optionee’s employment is “at will” and is for no specified term.  Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee’s Service as an Employee or Consultant, as the case may be, at any time.

8.                                      RIGHT OF FIRST REFUSAL.

8.1                                Grant of Right of First Refusal.  Except as provided in Section 8.7  below, in the event the Optionee, the Optionee’s legal representative, or other holder of shares acquired upon exercise of the Option proposes to sell, exchange, transfer, pledge, or otherwise dispose of any shares acquired upon exercise of the Option (the “Transfer Shares”) to any person or entity, including, without limitation, any stockholder of a Participating Company, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this Section 8 (the “Right of First Refusal”).  This Right of First Refusal terminates in accordance with Section 8.9.

8.2                                Notice of Proposed Transfer.  Prior to any proposed transfer of the Transfer Shares, the Optionee shall deliver written notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the “Proposed Transferee”) and, if the transfer is voluntary, the proposed transfer price, and containing such information necessary to show the bona fide nature of the proposed transfer.  In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of the Transfer Shares, as determined by the Board in good faith.  If the Optionee proposes to transfer any Transfer Shares to more than one Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee.  The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

8.3                                Bona Fide Transfer.  If the Company determines that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee’s failure to comply with the procedure described in this Section 8, and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedure described in this Section 8.  The Optionee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

8.4                                Exercise of Right of First Refusal.  If the Company determines the proposed transfer to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Optionee otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company.  The Company’s exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company’s right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee.  If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company.  For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

8.5                                Failure to Exercise Right of First Refusal.  If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Optionee otherwise agree) within the period specified in Section 8.4 above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice.  The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice.  No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this Section 8.

8.6                                Transferees of Transfer Shares.  All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interest therein subject to all of the terms and conditions of this Option Agreement, including this Section 8 providing for the Right of First Refusal with respect to any subsequent transfer.  Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this Section 8 are met.

8.7                                Transfers Not Subject to Right of First Refusal.  The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired upon exercise of the Option if such transfer or exchange is in connection with an Ownership Change Event.  If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of Section 8.9 below result in a termination of the Right of First Refusal.

8.8                                Assignment of Right of First Refusal.  The Company shall have the right to assign the Right of First Refusal at any time, whether or not there has been an attempted transfer, to one or more persons as may be selected by the Company.

8.9                                Early Termination of Right of First Refusal.  The other provisions of this Option Agreement notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon (a) the occurrence of a Change in Control, unless the Acquiring Corporation assumes the Company’s rights and obligations under the Option or substitutes a substantially equivalent option for the Acquiring Corporation’s stock for the Option, or (b) the existence of a public market for the class of shares subject to the Right of First Refusal.  A “public market” shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (ii) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

9.                                      ESCROW.

9.1                                Establishment of Escrow.  To ensure that shares securing any promissory note will be available for repurchase, the Company may require the Optionee to deposit the certificate evidencing the shares which the Optionee purchases upon exercise of the Option with an agent designated by the Company under the terms and conditions of an escrow agreement approved by the Company.  If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate in escrow.  Upon the occurrence of an Ownership Change Event or a change, as described in Section 4.2 of the Plan, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee’s ownership of shares of Stock acquired upon exercise of the Option that remain, following such Ownership Change Event or change described in Section 4.2 of the Plan, subject to the Vested Share Repurchase Option or any security interest held by the Company, shall be immediately subject to the escrow to the same extent as such shares of Stock immediately before such event.  The Company shall bear the expenses of the escrow.

9.2                                Delivery of Shares to Optionee.  As soon as practicable after the expiration of the restrictions described in Section 9.1, the escrow agent shall deliver to the Optionee the shares and any other property no longer subject to such restrictions.

9.3                                Notices and Payments.  In the event the shares and any other property held in escrow are subject to the Company’s exercise of the Right of First Refusal, the notices required to be given to the Optionee shall be given to the escrow agent, and any payment required to be given to the Optionee shall be given to the escrow agent.  Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares and any other property which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

10.                                STOCK DISTRIBUTIONS SUBJECT TO OPTION AGREEMENT.

If, from time to time, there is any stock dividend, stock split or other change, as described in Section 4.2 of the Plan, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Optionee is entitled by reason of the Optionee’s ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Unvested Share Repurchase Option and the Right of First Refusal and any security interest held by the Company with the same force and effect as the shares subject to such provisions immediately before such event

11.                                STOCK DISTRIBUTIONS SUBJECT TO THIS OPTION AGREEMENT.

If, from time to time, there is any stock dividend, stock split or other change, as described in Section 4.2 of the Plan, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Optionee is entitled by reason of the Optionee’s ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Right of First Refusal, and any security interest held by the Company with the same force and effect as the shares subject to such restrictions immediately before such event.

12.                                NOTICE OF SALES UPON DISQUALIFYING DISPOSITION.

If the Option is designated as an Incentive Stock Option in the Grant Notice, the Optionee shall comply with the provisions of this Section.  The Optionee shall promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year after the date of the Optionee exercises all or part of the Option or within two (2) years after the Date of Grant.  Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, unless otherwise expressly authorized by the Company, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee’s name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after Date of Grant.  At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company’s stock to notify the Company of any such transfers.  The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.

13.                                LEGENDS.

The Company may at any time place legends referencing the Right of First Refusal and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement.  The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.  Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

13.1                          “THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”

13.2                          “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.”

13.3                          If the Option is designated as an Incentive Stock Option in the Grant Notice:  “THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“ISO”).  IN ORDER TO OBTAIN THE PREFERENTIAL TAX TREATMENT AFFORDED TO ISOs, THE SHARES SHOULD NOT BE TRANSFERRED PRIOR TO [NOTE:  INSERT LATER OF TWO YEARS AFTER THE DATE OF OPTION GRANT OR ONE YEAR AFTER THE DATE OF EXERCISE].  SHOULD THE REGISTERED HOLDER ELECT TO TRANSFER ANY OF THE SHARES PRIOR TO THIS DATE AND FOREGO ISO TAX TREATMENT, THE TRANSFER AGENT FOR THE SHARES SHALL NOTIFY THE CORPORATION IMMEDIATELY.  THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE INCENTIVE STOCK OPTION IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE OR UNTIL TRANSFERRED AS DESCRIBED ABOVE.”

14.                                PUBLIC OFFERING.

The Optionee hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering.  The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act.  The Optionee shall be subject to this Section provided and only if the officers and directors of the Company are also subject to similar arrangements.

15.                                RESTRICTIONS ON TRANSFER OF SHARES.

No shares acquired upon exercise of the Option may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Optionee), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Option Agreement, and any such attempted disposition shall be void.  The Company shall not be required (a) to transfer on its books any shares which will have been transferred in violation of any of the provisions set forth in this Option Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.

16.                                BINDING EFFECT.

Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

17.                                TERMINATION OR AMENDMENT.

The Board may terminate or amend the Plan or the Option at any time; provided, however, that except in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation or is required to enable an Option designated as an Incentive Stock Option in the Grant Notice to qualify as an Incentive Stock Option.  No amendment or addition to this Option Agreement shall be effective unless in writing.

18.                                NOTICES.

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown on the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

19.                                INTEGRATED AGREEMENT.

The Grant Notice, this Option Agreement, an Employment Agreement if applicable, and the Plan constitute the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein and therein and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein.  To the extent contemplated herein or therein, the provisions of the Grant Notice and this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

20.                                APPLICABLE LAW.

The validity, construction and effect of this Option Agreement shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws principles.

*     *     *     *

Optionee:

Date:

EXERCISE NOTICE

Groupon, Inc.

Attention: Chief Financial Officer

Ladies and Gentlemen:

1.                                      Exercise of Option.  I was granted a stock option (the “Option”) to purchase shares of the Nonvoting Common Stock of Groupon, Inc. (the “Company”) on                           ,           , pursuant to the Company’s 2010 Stock Option Plan (the “Plan”), the Stock Option Grant Notice dated                   , 20         and the related Stock Option Agreement (together, the “Option Agreement”).  I hereby elect to exercise the Option as to a total of                              shares of the Nonvoting Common Stock of the Company (the “Shares”), all of which have vested in accordance with the Option Agreement.

2.                                      Payment.  Enclosed herewith is full payment in the aggregate amount of $                           (representing $               per share) for the Shares in the manner set forth in the Option Agreement.  I authorize payroll withholding and otherwise will make adequate provision for federal, state, local and foreign tax withholding obligations of the Company, if any.

3.                                      Binding Effect.  I agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Option Agreement, including the Right of First Refusal set forth therein, to all of which I hereby expressly assent.  This Agreement shall inure to the benefit of and be binding upon the my heirs, executors, administrators, successors and assigns.  If required by the Company, I agree to deposit the certificate or certificates evidencing the Shares, along with a blank stock assignment separate from certificate executed by me, with an escrow agent designated by the Company, to be held by such escrow agent pursuant to the Company’s standard Joint Escrow Instructions.

4.                                      Transfer.  I am aware that Rule 144, promulgated under the Securities Act, which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to the Shares and, in any event, is available only if certain conditions are satisfied.  I understand that any sale of the Shares that might be made in reliance upon Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to me upon request.

I agree that, if the Option is designated an Incentive Stock Option in the Grant Notice, I will promptly notify the Chief Financial Officer of the Company if I transfer any of the Shares acquired pursuant to such incentive stock option within one (1) year from the date I exercise all or part of the Option or within two (2) years of the date of grant of the Option.

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My address of record is:

My Social Security Number is:

I understand that I am purchasing the Shares pursuant to the terms of the Plan and my Option Agreement, copies of which I have received and carefully read and understand.

Very truly yours,

Receipt of the above is hereby acknowledged.

GROUPON, INC.

By:

Title:

Dated:

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ATTACHMENT II

GROUPON, INC.

2010 STOCK PLAN

[See Exhibit 10.3]

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